CODE OF ETHICS--EXECUTIVE OFFICERS AND SENIOR FINANCIAL OFFICERS

RESPONSIBILITIES

As a public company, the reputation of Florida Community Banks, Inc. ("Company") depends, in significant part, upon the performance of its senior officers acting in a manner that merits public trust and confidence.

This Code of Ethics consists of ethical and professional standards for personal conduct and business activities of the Company's Senior Financial Officers and Executive Officers. The standards are intended to not only prohibit unacceptable conduct, but also to encourage outstanding performance, which adds to the Company's stature. Each Senior Financial Officer and Executive Officer is expected to be well informed of and comply with his or her responsibilities under this Code of Ethics. Compliance with the Code of Ethics is a condition of employment for all Senior Financial Officers and Executive Officers. The standards imposed by this policy are applicable both during employment and, with regard to the confidentiality and other requirements relevant to former employees, after termination of employment with the Company.

Responsibilities of the Company's Senior Financial Officers and Executive Officers are as follows: (1) familiarity and understanding of this document; (2) alertness to situations which could inadvertently result in violations of law or exceptions to this policy, or the appearance thereof; (3) seeking advice regarding issues of ethics or potential conflicts, (4) reporting of potential conflicts of interest as they arise, (5) taking or avoiding actions, as appropriate, to eliminate issues of ethics or conflicts, (6) annual reporting of applicable transactions.

The term "Company representatives", as used in this policy, refers to directors, officers and employees of the Company.

Company representatives are expected, in appropriate circumstances, to impose the standards established by this Code of Ethics to the terms of the engagement of non-employee professionals, consultants and others acting on the Company's behalf.

GENERAL OBJECTIVES OF THIS CODE OF ETHICS

The primary objective is to maintain a superior reputation for ethical standards and conduct. Many areas of conduct addressed by this Code of Ethics are also the subject of laws, regulations, and formal regulatory policies. It is the intent of this Code of Ethics to establish standards of conduct that in most instances exceed the minimal requirements of the law and, in all instances, demand full compliance and appropriate familiarity with laws, regulations, and policies relevant to Senior Financial Officers' and Executive Officers' conduct.

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Code of Ethics Policy

I.   Conflicts of Interest

     A.   Policy Statement

     All Senior Financial Officers and Executive Officers must manage their personal and business affairs to avoid situations, which might lead to a conflict, or even the appearance of a conflict, between their self-interest and their duty to the Company, its customers and its shareholders.

     B.   General Requirements

     Identification. A conflict of interest may exist when a Company Senior Financial Officer, Executive Officer or a member of his/her immediate family has a personal financial interest in a business or venture, which conducts business as a customer or vendor with the Company or benefits in any way due to the Company's business operations. A conflict of interest also may occur when a Company Senior Financial Officer or Executive Officer has a substantial financial interest in a business, which competes with another company conducting business, banking or otherwise, with the Company.

     In general. Senior Financial Officers and Executive Officers are expected to avoid conflict of interest situations, or to remove themselves from exercising decision-making authority or influences when such conflicts cannot be avoided.

     Law. All Company Senior Financial Officers and Executive Officers will act in accordance with this policy and with the Bank Bribery Act, Regulation 0 and other applicable laws and regulations.

     Self-Dealing. Company Senior Financial Officers and Executive Officers are prohibited from self-dealing or otherwise trading on their positions with the Company. Such individuals also are prohibited from accepting business from someone conducting or seeking to conduct business with the Company when the business opportunity is not available to other persons or which is made available because of the individual's position with the Company. Senior Financial Officers and Executive Officers and their immediate family members shall not personally profit from activities or transactions of the Company.

     Fiduciary Appointments. Company Senior Financial Officers and Executive Officers or their immediate family members may not accept bequests from customers (other than their own relatives) in wills or trust instruments without the prior approval of the Board of Directors. Furthermore, Company Senior Officers and Executive Officers and their immediate family members may not solicit or accept personal appointment as trustee, executor, guardian, or similar position with respect to a trust or estate of a customer (other than their relatives) without the prior written approval of the Board of Directors.

     Reporting. Company Senior Financial Officers' and Executive Officers' responsibility to report actual or apparent conflicts is in addition to responsibility to take action to avoid or eliminate

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     conflicts.  Any situations  involving possible conflicts,  or appearance of conflicts, shall be promptly disclosed to the Board of Directors. Senior Financial Officers and Executive Officers must make annual disclosures (in January) of any relationships, receipt of gifts, compensation, or other similar offers leading to potential conflicts of interest to the Board of Directors.

     Any situation, which may cause a Senior Financial Officer or Executive Officer to lose objectivity regarding a specific business relationship, or where possible conflicts may occur, must be disclosed in accordance with this policy. In addition, existence of significant interest in the business of a borrower, applicant or other customer of the Company requires reporting of conflicts to the Board.

     C.   Gifts, Entertainment and Meals

     General Prohibition. Senior Financial Officers and Executive Officers are prohibited from soliciting or accepting any gift, fee, service, investment opportunity, discount, gratuity, entertainment or any thing of value provided by a prospective or current customer, supplier or any other individual or business when it is offered with the intent to corruptly influence a Company transaction. This prohibition is continuing and applies at any time, both before and after, a transaction is discussed or consummated.

     Policy. Gifts, entertainment and meals are occasionally offered by current or prospective customers or suppliers for various reasons, some of which may be to induce the Company's representatives to conduct business in a different manner, or to approve transactions, which would not normally be approved. The policy of the Company is to prevent solicitation or acceptance of gifts, entertainment, meals, or other things of value in circumstances where (1) on a reasonable basis, there exists a substantial likelihood that the Senior Financial Officer's or Executive Officer's business judgment would be affected; (2) a customer, supplier or a disinterest person reasonably would expect the business judgment would be affected; or (3) such conduct is prohibited by law. Prior to accepting gifts or other things of value, the circumstances should be reviewed to determine if the offering meets these criteria.

     Specific Situations. There are certain specific exceptions and situations distinguishable from the general prohibition of acceptance of things of value while serving as a Company Senior Financial Officer or Executive Officer.

     Nominal Value. Receipt of gratuities or favors of nominal value are acceptable if

     o The intent of the donor is clearly not to materially influence any Company transaction,

     o    The gift or favor is unsolicited, and

     o The value of the gift, meal, or other thing of value offered does not exceed $150.

     For example, acceptance of the following things of nominal value is permitted.

     Advertising or promotional material of reasonable value, such as pens, pencils, note pads, key chains, calendars, and similar items; and

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     Gifts  of  reasonable  value  related  to  commonly  recognized  events  or occasions, such as a promotion, new job, wedding, retirement, Christmas or bar or bat mitzvah, provided that the value of such gifts does not exceed $150.

     Personal relationship. Gifts, gratuities, amenities or favors based on obvious family or personal relationships (such as those with parents, children or spouse of a Company official) are permitted when the circumstances make it clear that it is those relationships, rather than the business of the Company, which are the motivating factors;

     Business purpose entertainment and travel. Meals, refreshment, travel expenses and entertainment, of reasonable value, are permitted for occasions of demonstrable business purpose. Business purpose can be demonstrated by (1) substantial, bona fide discussion of specific business matters, or (2) fostering better business relations in circumstances where the expense would be a reasonable business expense if paid for by the Company. Reasonable value is determined in light of all circumstances, including significance of the business at hand and the usefulness of the setting to conducting business.

     It should be noted that extended travel in which recreation predominates over conduct of business, such as chartered hunting or fishing trips paid for by a vendor, has been questioned by some authorities as serving no demonstrable business purpose. Therefore, recreational travel, which may be so regarded, should be specifically reviewed on a case-by-case basis and documented with a memo to the Board of Directors.

     Loans on customary terms. Loans from other banks or financial institutions on customary terms generally available to the public to finance proper and usual personal activities of Company officials, such as home mortgage loans, are permitted.

     Merchandise on customary terms. Discounts or rebates on merchandise or service are permitted when they do not exceed those available to other customers.

     Awards. Civic, charitable, educational or religious organization awards for recognition of service and accomplishment are permitted, provided the value of such gifts does not exceed $150.

     Regardless of the dollar amount or value of the gift or other offering, all circumstances surrounding the offer of a gift or service must be reviewed in light of this policy, with consideration given to the nature and purpose of the offer. If acceptance of any gift or service, regardless of amount, would cause embarrassment to the receiver or to the Company, the gift should be declined.

     All gifts or other things of value in excess of $150, which are given to Senior Financial Officers or Executive Officers, must be promptly reported to the Board of Directors.

     Bank entertainment expense. Tickets for sporting, cultural, or other events purchased by the Company are to be used for entertaining potential or current customers, vendors, or others for business purpose only. If it is determined immediately prior to the event that the tickets will not be used, a Company Senior Financial Officer or Executive Officer may offer them to someone else at their discretion.

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     D.   Insider Loans and Other Banking Business

     Policy. Senior Financial Officers and Executive Officers are encouraged to do business with the Company, as their needs require, in compliance with this Code and relevant law. All borrowings must be made on the same terms and conditions as would be used for unrelated and independent customers, except that Senior Financial Officers and Executive Officers may participate in borrowing programs or fee schedules on the same terms as offered to all employees of the Company. Notwithstanding, all Senior Financial Officer and Executive Officer borrowings shall conform to the requirements of Regulation, 12 CFR 215 (Loans to Executive Officers, Directors, and Principal Shareholders). Familiarity with Regulation requirements, in detail, is a particularly critical responsibility of Senior Financial Officers and Executive Officers subject to its provisions.

     Charges. All applicable fees, including insufficient item charges, will be assessed on all accounts of directors, principal shareholders, and executive officers in accordance with the provisions of Regulation 0, 12 CFR (Loans to Executive Officers, Directors, and Principal Shareholders). At no time will such fees be waived where the waiver would cause a violation of Regulation 0.

     Deposit Interest. Under no circumstances will the Company pay a rate of interest on director, officer, or employee deposits in excess of the rate available to the general public.

II.  External Activity

     The Company encourages involvement in civic, philanthropic, business, political and professional activities, which promote public welfare and add to the Company's stature in the community. At the same time, the Company recognizes that such activities must not be undertaken so as to create the fact or appearance of seeking improper influence or other improper purpose.

     A.   Improper Payments

     No Senior Financial Officer or Executive Officer, or any other person acting on behalf of the Company, shall make improper payments or inducements to encourage or discourage action by governmental, political, labor or business organizations or representatives.

     B.   Outside Appointments

     Offers of directorships to any outside organization, which has or aspires to have a business relationship with the Company, or to any other financial institution, must be reported to the Board of Directors prior to acceptance.

     C.   Outside Employment

     Outside employment (which is defined to exclude non-business volunteer work) is permitted only if it does not:

     o    Violate a specific law or regulation,

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     o    Encroach  on the time or  attention  that  should  be  devoted  to the officer's or employee's duties with the Company,

     o    Adversely affect work performance,

     o    Compete with the Company's activities,

     o    Involve use of the Company's equipment, supplies, or facilities,

     o Imply the support of the Company on behalf of the outside employment or organization, or

     o    Adversely affect the Company's reputation.

     Senior Financial Officers and Executive Officers should avoid outside employment, which is not available to other persons or which is made available because of the employee's position in the Company. Before accepting outside employment as a director, consultant or similar position, approval must be obtained from the Board of Directors.

III. Financial Responsibility

     All Senior Financial Officers and Executive Officers are expected to conduct their personal financial affairs in a prudent and responsible manner. Proper management of finances should be above reproach and include:

     o    Prompt payment of bills,

     o    Handling personal checking accounts without overdrafts,

     o    Adherence to internal lending practices for employee loans, and

     o    Use of good judgment in incurring debts.

IV.  Other Areas of Ethical Concern

     A.   Confidential Information

     Senior Financial Officers and Executive Officers are regularly entrusted with information about the Company or its customers, which is entitled to appropriate confidential treatment. Company Senior Financial Officers and Executive Officers are expected to take proper steps to safeguard such information against misuse and to refrain from any use of information other than for the Company's and/or customer's intended business purposes.

     Material non-public information concerning the Company or its customers must not be used for personal advantage or for the advantage of third parties. It must not be divulged until released and made available to the general public. Senior Financial Officers and Executive Officers shall not divulge confidential information of the Company to its customers unless specifically authorized by appropriate management consent or otherwise legally compelled to make such disclosure of insider information. Material nonpublic information may not be used to purchase or sell securities until such time as that information is made available to the general public.

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     B.   Drug Abuse

     The Company intends to maintain a workplace free of drug abuse in order to protect employees, customers and assets, and to provide all employees with a safe and healthy environment in which to work.

     Senior Financial Officers and Executive Officers are expected to perform their work free of the influence or effect of drugs. The term "drugs" includes alcoholic beverages, inhalants and illegal drugs. Use of prescription medication must be consistent with doctor's orders such that performance and/or safety are not impaired. Senior Financial Officers and Executive Officers determined to be in violation of this policy are subject to immediate disciplinary action, including termination of employment.

     C.   Purchase and Sale of Company Assets and Services

     The purchase and sale of company assets and services must be executed in the Company's best interest. General policies on conflicts apply. All conduct of such business must be on an arm's length basis.

     To ensure compliance, the Company shall keep books, records, and accounts, which accurately reflect the transactions and dispositions of assets of the Company. Internal accounting controls shall be maintained to assure that all transactions are recorded and reported in accordance with generally accepted accounting practices.

     D.   Investment in Stock

     Employment with the Company requires prudent and proper conduct in investment and other situations. Speculation or trading in the stock of the Company is prohibited, as is the purchase or sale based on insider information as discussed above.

     E.   Securities Dealers

     Senior Financial Officers and Executive Officers who are directly involved in purchasing and selling securities for the Company are prohibited from engaging in personal securities transactions with the same securities firm used by the Company for its transactions, unless such relationship is approved in advance by the Board of Directors.

     F.   Consultants and Professionals

     All dealings with consultants and outside professionals are fully subject to this Code's general policies concerning conflicts of interest in dealings with suppliers. Selection of such service providers shall focus, on a disciplined basis, on business factors of cost and benefit. Performance under such criteria shall be monitored and properly managed.

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     G.   Financial Reporting

     Senior Financial Officers and Executive Officers shall not willfully engage in any act, activity, or plan that is intended to mislead any user of the Company's financial information, whether publicly filed or internally reported. Financial statements and reports intended for the use of or filed with regulatory agencies, including, but not limited to, the Securities and Exchange Commission, Federal Reserve Bank, Internal Revenue Service, shall be prepared in accordance with the relevant governing regulations.

V.   Administration of the Code of Ethics

     The Board of Directors has the responsibility to oversee implementation of the Code of Ethics, and ensure continued compliance with the established standards. The Board will review disclosures of conflicts of interest and resolve related questions.

     All violations of this policy, if any, will be reported to the Board by the person who discovers the violation. The Board of Directors may determine termination of employment.

     Each Senior Financial Officer and Executive Officer shall be provided a copy of the Code of Ethics policy at the time of appointment or employment. Each Senior Financial Officer and Executive Officer shall sign a written affirmation acknowledging that they have read, understood, acknowledge as binding, and shall comply with the Code of Ethics. The Code of Ethics and its requirements shall be reviewed annually by the Board.

     Transactions or events that appear to be in violation of the Code must be documented on the affirmation form. Failure to comply with the Code of Ethics constitutes grounds for disciplinary action and may include dismissal. Based on the nature of the noncompliance, legal action also may result.

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                          FLORIDA COMMUNITY BANKS, INC.
                          AFFIRMATION OF ETHICS POLICY


I,   ____________________________________________,    have   read,   understand,
acknowledge as binding, and shall comply with the Ethics Policy of Florida Community Banks, Inc.


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Signature                                                           Date